UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 3, 2010
                                                          --------------

                       CORNERSTONE FINANCIAL CORPORATION
                       ---------------------------------
             (Exact name of registrant as specified in its charter)

         NEW JERSEY                     000-53576              80-0282551
 ---------------------------          ------------         ------------------
(State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)                File Number)         Identification No.)

           6000 MIDLANTIC DRIVE
      MT. LAUREL, NEW JERSEY 08054                                08054
 --------------------------------------                         ---------
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code (856) 439-0300

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information in this section, including the information contained in the press release included as Exhibit 99.1 hereto, is being furnished pursuant to this Item 2.02 and shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant's filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

On August 3, 2010, the Registrant issued a press release announcing its operating results for the three months and six months ended June 30, 2010. A copy of the August 3, 2010 press release is included as Exhibit 99.1 hereto.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(D) EXHIBITS. The following is filed as an Exhibit to this Current Report on Form 8-K:

      99.1     Press Release dated August 3, 2010



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CORNERSTONE FINANCIAL CORPORATION
                                      (Registrant)


Dated: August 5, 2010                 By: /S/ KEITH WINCHESTER
                                          --------------------------------
                                          Keith Winchester
                                          Executive Vice President and
                                          Chief Financial Officer